Exhibit 99.1

Perrigo Announces Leadership Transition

Albert A. Manzone Appointed Interim President and CEO

Patrick Lockwood-Taylor Resigns as President and CEO and as a Member of the Board

DUBLIN, June 8, 2026 – Perrigo Company plc (NYSE: PRGO) (“Perrigo” or the “Company”), a leading provider of Consumer Self-Care Products, today announced that its Board of Directors has appointed Albert A. Manzone, a member of the Company’s Board, as Interim President and Chief Executive Officer, effective immediately. The Board has initiated a comprehensive search process to identify a permanent successor.

Patrick Lockwood-Taylor has resigned as President and CEO, and as a member of the Board, effective immediately. This resignation follows a determination by the Board of Directors that certain personal conduct by Mr. Lockwood-Taylor was not consistent with the Company’s Code of Conduct and core values. The conduct did not involve the Company’s business, strategy, operations, financial reporting, or results of operations.

Orlando D. Ashford, Chair of Perrigo’s Board of Directors, said, “Perrigo’s core values are foundational to how we operate, and the Board expects all colleagues – especially our senior leaders – to uphold those standards at all times. The Board acted decisively and has full confidence in Albert, who brings more than 30 years of global leadership experience and a proven track record of transforming businesses at inflection points and creating value as well as deep knowledge of our business, people, and self-care platform. The Company has made significant progress in advancing our strategy in recent years, stabilizing and streamlining the business and implementing our new commercial operating model and the Board remains confident in Perrigo’s outlook. As we move forward, we believe Albert is the right leader to guide Perrigo through this transition and work with the broader leadership team to continue strengthening our company and deliver enhanced value for shareholders.”

Albert A. Manzone, Interim President and CEO of Perrigo, said, “I have served on Perrigo’s Board since 2022, and I know this company well — its self-care platform, its people, and the clear progress we have made on our strategy. My priority as interim CEO is continuity: to keep that strategy on course and to support a talented leadership team as we sustain our momentum on value creation. I look forward to working closely with the Board and the team in the months ahead.”

Perrigo also reaffirmed its full-year 2026 outlook provided in its first quarter 2026 earnings press release issued on May 6, 2026, including All In net sales growth of (5.5)% to (1.5)%, All In adjusted EPS of $2.00 to $2.30, Core net sales growth of (3.0)% to +1.0% and Core adjusted EPS of $2.25 to $2.55.

About Albert A. Manzone

Albert A. Manzone is a global executive with more than 30 years of leadership experience across consumer goods, consumer health, luxury and hospitality. He has led businesses at global scale, with a track record of transforming companies at inflection points and creating value. He has served as a member of the Perrigo Board of Directors since 2022. Most recently, he was Deputy Chief Executive Officer of Monte-Carlo Société des Bains de Mer, a premier luxury hospitality group, where he drove operational performance and strengthened the leadership team across three consecutive record years. Previously, he served as Chief Executive Officer of Whole Earth Brands, a global food company. Earlier in his career, he was President Europe at Oettinger Davidoff AG and held senior leadership roles at Novartis Consumer Health, W.M. Wrigley Jr. Company, PepsiCo, and McKinsey & Company. He currently serves as a director at Syntec Optics Holdings (NASDAQ: OPTX). He holds an MBA from the Kellogg School of Management at Northwestern University and a postgraduate degree in international business from Sorbonne University.

About Perrigo

Perrigo Company plc (NYSE: PRGO) is a leading provider of Consumer Self-Care Products and over-the-counter (OTC) health and wellness solutions that enhance individual well-being by empowering consumers to proactively prevent or treat conditions that can be self-managed.

For more information, visit www.perrigo.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our, or our industry’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “potential” or the negative of those terms or other comparable terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including: the impact of the leadership transition described herein on our relationships with investors, employees, suppliers, wholesalers, lenders and other stakeholders; our ability to complete the proposed divestment of the Dermacosmetics branded business, receipt of works council and regulatory approval regarding the transaction, performance by counterparties to the transaction and the likelihood of satisfying the deferred payment milestones associated with the transaction, supply chain impacts on our business, including those caused or exacerbated by armed conflict, trade and other economic sanctions and/or disease; general economic, credit, and market conditions; increased or new tariffs by the U.S. or foreign governments (and any retaliatory or reciprocal tariffs) and changes in global trade relations; the impact of the war in Ukraine and any escalation thereof, including the effects of economic and political sanctions imposed by the United States, United Kingdom, European Union, and other countries related thereto; the outbreak or escalation of conflict in other regions where we do business, including the ongoing conflict and social, political and economic environment in Israel and the broader Middle East; current and future impairment charges, if we determine that the carrying amount of specific assets may not be recoverable from the expected future cash flows of such assets; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than we do; pricing pressures from customers and consumers; resolution of uncertain tax positions and any litigation relating thereto, ongoing or future government investigations and regulatory initiatives; uncertainty regarding our ability to obtain and maintain our regulatory approvals; potential costs and reputational impact of product recalls or sales halts; potential adverse changes to U.S. and foreign tax, healthcare and other government policy; the effect of epidemic or pandemic disease; the timing, amount and cost of any share repurchases (or the absence thereof) and/or any refinancing of outstanding debt at or prior to maturity; fluctuations in currency exchange rates and interest rates; receipt of potential earnout payments in connection with the sale of the HRA Rare Diseases Business and the risk that potential costs or liabilities incurred or retained in connection with this transaction may exceed our estimates or adversely affect our business or operations; the risk that potential costs or liabilities incurred or retained in connection with the sale of our Rx business may exceed our estimates or adversely affect our business or operations; the consummation and success of other announced and unannounced acquisitions or dispositions, and our ability to realize the desired benefits thereof; and our ability to execute and achieve the desired benefits of announced cost-reduction efforts and other strategic initiatives and investments, including our ability to achieve the expected benefits from our ongoing restructuring programs and strategic review processes described herein. Adverse results with respect to pending litigation could have a material adverse impact on our operating results, cash flows and liquidity, and could ultimately require the use of corporate assets to pay damages, reducing assets that would otherwise be available for other corporate purposes. These and other important factors, including those discussed in our Form 10-K for the year ended December 31, 2025, and in any subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Perrigo Contacts

Eric Jacobson, Vice President, Global Investor Relations

eric.jacobson@perrigo.com

Nick Gallagher, Associate Director, Global Investor Relations

nicholas.gallagher@perrigo.com